SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: May 17, 2019

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Acquisition of Minority-Held Company; Updated Liquidating Distribution Range

On May 17, 2019, JPMorgan Chase & Co. announced its plan to acquire InstaMed Holdings, Inc., a company in which Actua Corporation (“Actua”) holds a minority stake (the “InstaMed Sale”). Closing of the InstaMed Sale is subject to certain closing conditions.

To date, pursuant to a Plan of Liquidation, Actua has distributed an aggregate of $15.47 in liquidating distributions to its stockholders. Actua intends to make additional liquidating distributions from time to time. Based on the information currently available to it, including an estimate of proceeds expected to be received in connection with the sale of certain assets (including proceeds from the InstaMed Sale) and current information regarding outstanding liabilities, Actua now believes that the estimated aggregate future liquidating distributions will be in the range of between $1.64 and $1.97 per share. Actua anticipates that it will make the next liquidating distribution promptly following the receipt of proceeds from the InstaMed Sale, however, Actua cannot predict with certainty timing or amount of such distribution.

Legal Notice Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are “forward looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: “estimates,” “projects,” “anticipates,” “expects,” “intends,” “believes,” “plans,” “forecasts” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements reported in this Form 8-K regarding the timing and amount of future liquidating distributions, if any. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the Company’s failure to effectuate liquidating distributions in a timely manner or at all, the Company’s ability to monetize or otherwise dispose of its remaining non-cash assets in a timely manner or at all, the Company’s ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors, and costs associated with implementing and the time required to implement the Company’s Plan of Liquidation. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: May 17, 2019	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary